UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to Section 240.14a-12

MOUNTAIN BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

Name of Person(s) Filing Proxy Statement if other

than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:_______________________________________________

(2)

Aggregate number of securities to which transaction applies:_______________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

_______________________________________________________

(4)

Proposed maximum aggregate value of transaction:_______

_______________________________________________________

(5)

Total fee paid:________________________________________

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:________________________________

(2)

Form, Schedule or Registration Statement No.:__________

(3)

Filing Party:__________________________________________

(4)

Date Filed:____________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 19, 2005

TO THE HOLDERS OF COMMON STOCK

OF MOUNTAIN BANCSHARES, INC.

The Annual Meeting of Stockholders of Mountain Bancshares, Inc. will be held on Tuesday, April 19, 2005, at 10:00 A.M., Georgia time, at Mountain State Bank, 6602 Highway 53 East, Dawsonville, Georgia, for the following purposes:

1.

To elect three (3) Directors to serve until the 2008 Annual Meeting of Stockholders.

2.

To ratify the appointment of Cherry Bekaert & Holland, L.L.P., Atlanta, Georgia, as independent auditors of the Company and its subsidiary to serve for the 2005 fiscal year.

3.

To transact such other business as may properly come before the meeting and any adjournments thereof.  Management at present knows of no other business to be presented at the meeting other than the report of management and presentation of the financial statements.  If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of management.

Stockholders of record at the close of business on March 20, 2005, are entitled to notice of and to vote at the meeting and any recess or adjournment thereof.

For the Board of Directors,

s/John L. Lewis

John L. Lewis,

President and Chief Executive Officer

Dawsonville, Georgia

March 28, 2005

YOU  ARE URGED TO VOTE AS SOON AS POSSIBLE.  YOU MAY VOTE BY TELEPHONE, INTERNET OR BY RETURNING THE PROXY IN THE ENCLOSED ENVELOPE.  IF YOU ATTEND THE MEETING YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON

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MOUNTAIN BANCSHARES, INC.

6602 Highway 53 East

Dawsonville, Georgia  30534

(706) 265-1001

PROXY STATEMENT

For the Annual Meeting of Stockholders

To be held April 19, 2005

____________________________________________

PROXY SOLICITATION

This Proxy Statement is furnished to stockholders of Mountain Bancshares, Inc. (the “Company”), on or about March 28, 2005, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on April 19, 2005, or any adjournment thereof.  The meeting will be held at Mountain State Bank, 6602 Highway 53 East, Dawsonville, Georgia.

The person voting the proxy may revoke it at any time before it is exercised by writing to the President of the Company at its principal office, Mountain Bancshares, Inc., 6602 Highway 53 East, Dawsonville, Georgia  30534, or by attending the Annual Meeting and choosing to vote in person, in which case any prior proxy given will be revoked.  Any written revocation will be effective upon receipt by the President of the Company.

Each stockholder may vote by using the enclosed proxy, by telephone access, or by internet access.  If a stockholder designates how a proxy is to be voted on any of the business to come before the meeting, the proxy will  be voted in accordance with such designation.  If a stockholder fails to designate how the proxy should be voted, the proxy will be voted for the election of the three nominees named below as directors, and for the approval of Cherry Bekaert & Holland, L.L.P. as the Company’s independent auditors.

The Company will bear the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others which forward material to beneficial owners.  Proxies may be solicited in person or by mail, telephone or telegraph. Proxies may also be solicited by certain directors, officers and regular employees of the Company or its subsidiary.

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VOTING AT THE ANNUAL MEETING

Stockholders of record owning the Company’s common stock, $5.00 par value, at the close of business on March 20, 2005, will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 1,200,000 shares of common stock outstanding, each share entitling the holder to one vote upon each matter to be presented at the Annual Meeting.

While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the stockholders except as set forth in this Proxy Statement. The proxy gives discretionary authority, providing that persons holding proxies may vote in accordance with their best judgment as to any other business which may be brought up at the meeting.

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible, and the directors serve for staggered three-year terms.  The present term of office of each director in Class 1 will expire at the annual shareholders meeting of the Company to be held in 2006, the present term of office of each director in Class 2 will expire at the annual shareholders meeting of the Company to be held in 2007; and the present term of office of each director in Class 3 will expire at the annual shareholders meeting of the Company to be held in 2005.  At the Annual Meeting, three directors are to be elected to serve approximately three-year terms until the annual meeting to be held in 2008. Management is soliciting proxies to vote for three nominees as Class 3 directors of the Company. The nominees of management are as follows:

(1)

Ronald E. Anderson

(2)

Jerome L. (Jerry) Blankenship

(3)

John L. Lewis

All proxies will be voted in accordance with the stated instructions.  If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. Proxies given by stockholders cannot be voted for more than three nominees. Assuming a quorum is represented at the Annual Meeting, the nominees for director will be elected if they receive the affirmative vote of a plurality of all votes cast at the meeting.

Unless otherwise directed, it is the intention of the persons named in the Proxy to vote for the election of the nominees listed above.

If the above persons are elected as directors of the Company, the Company anticipates electing the same persons to serve as directors of the Company’s sole subsidiary, Mountain State Bank (the “Bank”).

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Recommendation of the Board of Directors Concerning the Election of Directors:

The Board of Directors of the Company recommends a vote “FOR” the election of the above-listed Class 3 director nominees to hold office until the 2008 Annual Meeting of Shareholders held for the purpose of electing Directors.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Currently, the Board of Directors of both the Company and the Bank consists of nine (9) persons.  The Board is divided into three classes.  The terms of all Class 3 directors (three persons) will expire at the Annual Meeting on April 19, 2005.  All such Class 3 directors have been nominated for re-election to the Board of Directors to serve until the 2008 Annual Meeting of Shareholders for the purpose of electing directors. Each of those persons has been a director of the Company since its organization in 2002.  In addition, each of those persons has been a director of the Bank since its organization in 2003. The directors of the Company and the Bank are as follows:

NAME	AGE	CLASS	PRINCIPAL OCCUPATION

Ronald E. Anderson	62	3

Director; Mr. Anderson was employed by various companies owned by the Federated Department Store organization for 33 years.  At the time of his retirement in 1997, Mr. Anderson was serving as Executive Vice President of Federated Systems Group Division.  He also served as a director on the boards of both the Lazarus Credit Union and the Rich’s Credit Union.

Jerome L. (Jerry) Blankenship	69	3	Director; Mr. Blankenship was employed by United Parcel Service for 30 years. At the time of his retirement in 1993, Mr. Blankenship was serving as Corporate Internal Audit Director.

John F. (Jack) Conway	43	2

Director; Mr. Conway has owned and operated Atlanta Gear Works since 1985.  The business is located in Dawsonville, Georgia, and manufactures various sizes and shapes of gears used in machinery for industry.

Scott A. Henson	41	2	Director; Mr. Henson has owned and operated a real estate development and construction company known as Scott A. Henson, Inc. since 1987.

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NAME	AGE	CLASS	PRINCIPAL OCCUPATION

Douglas G. Hiser	37	2	Director; Dr. Hiser opened an orthodontics practice in Cumming, Georgia, in 1999, and has since opened additional offices in Dahlonega and Dawsonville, Georgia.

Anna B. Williams	62	1

Director; Mrs. Williams, a certified public accountant, opened Anna B. Williams, P.C., a business and tax consulting firm, in 1998.  She is a member of the Maverick Group,  LLC, a real estate development firm.

L. Carlos Rodriguez	48	1

Director; Mr. Rodriguez is President and sole owner of Carlos Rodriguez, Inc., d/b/a La Cazuela Mexican Restaurants.  His business consists of a chain of eight restaurants located from Athens, Georgia across the north metro Atlanta area south to Canton, Georgia .

Donald Boggus	41	1

Director; Mr. Boggus has served as President and Chief Executive Officer of Crescent Banking Company since March, 1996.  He also serves as President and CEO and a director of Crescent Bank & Trust.  Prior to his current position, Mr. Boggus served as the chief financial officer of Crescent Banking Company and Crescent Bank & Trust from March, 1989, to March, 1996.  He is also a director of Vision Bancshares, Inc. and a director of New Horizons Bankshares, Inc.

John L. Lewis	45	3

Director; Mr. Lewis is President and CEO of the Company and holds the same positions with the Bank.  He has served in those positions since June, 2002.  He has more than 20 years experience in the banking industry.

John L. Lewis serves as President and Chief Executive Officer of the Company and the Bank.  Lynn H. Barron serves as Chief Financial Officer of the Company and the Bank, and Spencer L. Strickland serves as Executive Vice President of the Bank.  They are the only executive officers of the Company.  Each officer serves at the pleasure of the Board of Directors of the Company.

There are not, and have not been during the last five years, any involvements by the above-listed persons in legal proceedings relating to the Federal bankruptcy act, Federal commodities law violations, or securities law violations. In addition, none of the above-listed

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persons are currently charged with or within the last five years have been convicted of any criminal violations of law (other than minor traffic violations). In addition, there are not, and have not been within the last five years, any orders, judgments or decrees enjoining or limiting any director from engaging in any type of business practice or activity.

There are no family relationships among the director nominees or among any of them and any members of management of the Company or the Bank.

There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director.  No director is a director of another public company, except Donald Boggus, who is a director of Crescent Banking Company, Jasper, Georgia, a publicly held bank holding company, and a director of Vision Bancshares, Inc., Gulf Shores, Alabama, also a publicly held bank holding company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Because the Company is a holding company, the only significant asset of which is its wholly-owned subsidiary, the Bank, most of the business activities of the Company and its subsidiary occur at the Bank level. In addition, the same persons who are management’s nominees as directors of the Company are likely to be elected as directors of the Bank. Therefore, information regarding the board and committees is being given for both the Company and the Bank.

The Company

The Board of Directors of the Company held one (1) meeting during the year ended December 31, 2004.  All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of which the director is a member.

The Company has not adopted a formal policy on Board members’ attendance at annual meetings of shareholders although they are encouraged to attend.  All then-serving members of the Board attended last year’s annual meeting of shareholders.

The Company currently does not have a standing nominating committee and does not believe that it is currently necessary to have such a committee, as it believes that the functions of a nominating committee can be adequately performed by its Board of Directors.  The Board, which consists of a majority of independent directors, reviews on an as needed basis, the qualifications of any recommended candidates for membership to the Board.  Following appropriate review, the Board ascertains the willingness of selected individuals to serve and extends invitations to be nominated to serve as a Board member.

The Board has not adopted a formal policy or process for identifying or evaluating nominees but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Company, and professionals in the financial services and other industries.  Similarly, the Board does not prescribe any qualifications or skills that a nominee must possess, although it considers business and banking industry experience, record of service on the Board of Directors, standing

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in the communities served by the Company, availability for service as a director, and any other skills possessed by the individual.

In its capacity as the nominating committee, the Board will accept for consideration shareholders’ nominations for directors if made in writing by a shareholder entitled to vote in the election of directors.  To be timely for the 2006 annual meeting of shareholders, the notice must be received within the time frame set forth in “Stockholder Proposals for Inclusion in Next Year’s Proxy Statement” on page 15 of this Proxy Statement.  To be in proper form, at a minimum, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and detailed information about the shareholder making the nomination and the person nominated for election.

The Bank

The Board of Directors of the Bank held twelve (12) meetings during the year ended December 31, 2004.

The Bank has six (6) principal permanent committees.  These are the Asset/Liability Committee, the Audit and Compliance Committee, the Compensation and Benefits Committee, the Loan Committee, the Strategic Planning Committee, and the Executive Committee.

The Asset/Liability Committee sets policy and reviews the Bank’s investment portfolio and investment markets and makes recommendations regarding Bank investments.  The Asset/Liability Committee met three (3) times during 2004.  Its members are Anna Williams, Chairman, John Lewis, Don Boggus, Scott Henson, and Carlos Rodriguez.

The Audit and Compliance Committee reviews independent audit reports to report the findings to the Board of Directors and recommends the independent auditors.  The committee also reviews the audited financial statements and related notes with management and the independent accountants.  The Audit Committee operates under a written Charter adopted by the Board of Directors.  The Audit Committee met three (3) times during 2004.  Its members are Jerry Blankenship, Chairman, Anna Williams, Don Boggus, Jack Conway, and Doug Hiser.  John Lewis is a non-voting member.  All of the voting members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards).

The Compensation and Benefits Committee meets to review the compensation and benefits of employees, officers and directors of the Bank and to consider personnel matters of the Bank.  It met three (3) times during 2004.  Its members are Ron Anderson, Chairman, John Lewis, Doug Hiser, Jack Conway and Don Boggus.

The Loan Committee meets to discuss, review and approve or disapprove loans in excess of $500,000.  The Loan Committee met thirty-six (36) times during 2004.  Its members are John Lewis, Chairman, Ron Anderson, Scott Henson, and Anna Williams.  Carlos Rodriguez and Jack Conway serve as alternate members.

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The Executive Committee reviews matters that arise between full board meetings.  The Executive Committee did not meet in 2004.  The committee members are Ron Anderson, Chairman, John Lewis and Anna Williams.

Shareholder Communications to Board

The Company encourages shareholder communication with the Board of Directors.  Any shareholder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to Lynn Barron, the Secretary of the Company, at 6602 Highway 53 East, Dawsonville, Georgia  30534, and she will pass the unopened letter to the Board or particular director.  Any communication should indicate that you are a Company shareholder and clearly specify that it is intended to be made to the entire Board or to one or more particular director(s).

NON-DIRECTOR EXECUTIVE OFFICERS OF THE BANK

The Bank currently has serving two executive officers who are not directors of the Company or the Bank.  John L. Lewis, who is a director of the Company and the Bank, serves as President and Chief Executive Officer of both entities. All officers serve at the pleasure of the Board of Directors.  The following is a brief biographical sketch of the non-director executive officers:

Spencer L. Strickland (34)

Mr. Strickland is Executive Vice President and Chief Lending Officer of the Bank and is not an officer of the Company.  He has served in that position since February 1, 2003.  He has over 10 years of banking and lending experience.

Lynn H. Barron (51)

Ms. Barron is Senior Vice President and Chief Financial Officer of the Bank and Chief Financial Officer and Secretary of the Company and has served in those positions since November 1, 2002.  She has over 30 years of banking experience.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The Company does not separately compensate any of its directors or executive officers.  Any compensation paid them is paid by the Bank.  The following sets forth certain information concerning the compensation of the Company’s executive officers during fiscal years 2004, 2003 and 2002.

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SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)

John L. Lewis President and Chief Executive Officer	2004 2003 2002(3)	$143,750 $125,866 $ 57,999	-- $17,200 --	--(1) --(1) --(1)	-- 70,000(2) --	-- -- --

Spencer L. Strickland Executive Vice President and Chief Lending Officer of the Bank	2004 2003(4)	$122,150 $ 96,250	-- $7,200	--(1) --(1)	-- 25,000(5)	-- --

Lynn H. Barron Chief Financial Officer	2004 2003 2002(7)	$107,761 $92,000 $15,333	-- $7,200 --	--(1) --(1) --(1)	-- 20,000(6) --	-- -- --

(1)

In accordance with SEC rules, the table omits perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2)

In May, 2003, Mr. Lewis was granted options to purchase 60,000 shares at an exercise price of $10.00 per share and in April, 2003, warrants to purchase 10,000 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant dates was $10.00 per share.

(3)

Mr. Lewis became an employee of the Company and the Bank in June, 2002, when he was hired as President and Chief Executive Officer.

(4)

Mr. Strickland became an employee of the Bank in February, 2003, when he was hired as Executive Vice President and Chief Lending Officer of the Bank.

(5)

In May, 2003, Mr. Strickland was granted options to purchase 25,000 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant date was $10.00 per share.

(6)

In May, 2003, Ms. Barron was granted options to purchase 20,000 shares at an exercise price of $10.00 per share.  The fair market value of a share of stock on the grant date was $10.00 per share.

(7)

Ms. Barron became an employee of the Company and the Bank in November, 2002, when she was hired as Chief Financial Officer.

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Aggregated Option Exercises in last Fiscal Year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable

John L. Lewis President and CEO	0	--	12,000/48,000	$25,920/$103,680 (1)

Spencer L. Strickland Executive Vice President and CLO	0	--	5,000/20,000	$10,800/$43,200 (1)

Lynn H. Barron Chief Financial Officer	0	--	4,000/16,000	$8,640/$34,560 (1)

(1)

Based on the difference between the estimated value of the Company’s stock of $12.16 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $10.00 per share.

Executive Officer Employment Agreements

In June, 2002, John L. Lewis entered into an employment agreement with the Company and the Bank under which he serves as President and Chief Executive Officer of the Company and the Bank.  The employment agreement provides for an initial term of 5 years.  He was paid an initial annual salary of $110,000; however, when the Bank began operations, his salary became $125,000 per year.  He is also entitled to certain performance bonuses, with the criteria for earning performance bonuses being established by the Board of Directors.

Under Mr. Lewis' employment agreement and the Company’s stock option plan, the Company granted to him options to purchase 60,000 shares of the Company’s common stock.  The purchase price for the shares is $10.00 per share, and the options have a term of ten years.  The option agreement provides that the option to purchase one-fifth of the shares subject to the option vests on the last day of each of the first five years after the date of the option agreement, but only if Mr. Lewis remains employed by the Company and the Bank on such date.  If the Bank’s primary regulator issues a capital directive or other order requiring the Bank to obtain additional capital, the options will be forfeited if not then exercised.

If the Company and the Bank terminate Mr. Lewis' employment without cause during the term of the agreement, the Bank and the Company will be obligated to pay him severance pay for the remaining term of the agreement.  If Mr. Lewis' employment is terminated due to a sale, merger or other change of control of the Company, the Bank and the Company will be obligated to pay him severance pay equal to 100% of his then current monthly base salary each month for 12 months from the termination date.  Furthermore, the restrictions on exercise of Mr. Lewis’ outstanding stock options terminate so that all such options vest immediately.

In addition, Mr. Lewis' employment agreement provides that for a period of twelve months following voluntary termination by Mr. Lewis of his employment with the Company and

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the Bank, Mr. Lewis may not: (i) be employed in the banking business or any related field thereto within Forsyth and Dawson Counties, (ii) solicit customers of the Bank for the purpose of providing financial services; (iii) solicit employees of the Bank for employment; (iv) furnish anyone or use any list of customers of the Bank for banking purposes; or (v) furnish, use or divulge to anyone any information acquired by him from the Bank relating to the Bank's methods of doing business.

In February, 2003, the Company (on behalf of the Bank) and Spencer Strickland, the Bank’s Executive Vice President and Senior Lending Officer, entered into an employment agreement with an initial term of 3 years.  The Employment agreement with Mr. Strickland has substantially the same terms and conditions as the Company’s employment agreement with Mr. Lewis, except that under Mr. Strickland’s agreement the Company granted Mr. Strickland the option to purchase 25,000 shares of the Company’s common stock and if the Company terminates Mr. Strickland’s employment without cause during the term of the agreement, the Bank and the Company will be obligated to pay him 6 month’s severance pay.

Director Compensation

The Company and the Bank presently do not pay a director’s fee.  Also, the directors of the Company and the Bank presently do not receive a fee for attending committee meetings.

Director Warrants Aggregate Warrant Exercises in last Fiscal Year and FY-End Warrant Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/ Unexercisable(1)

John L. Lewis	0	--	3,333/6,667	$ 7,199/$14,401
Ronald E. Anderson	0	--	5,000/10,000	$10,800/$21,600
Jerome L. Blankenship	0	--	11,667/23,333	$25,200/$50,399
Donald Boggus(2)	0	--	3,333/6,667	$ 7,199/$14,401
John F. Conway	0	--	6,667/13,333	$14,401/$28,799
Scott A. Henson	0	--	11,667/23,333	$25,200/$50,399
Douglas G. Hiser	0	--	11,667/23,333	$25,200/$50,399
L. Carlos Rodriquez	0	--	10,000/20,000	$21,600/$43,200
Anna B. Williams	0	--	8,333/16,667	$17,999/$36,001

_____________________________

(1)

Based on the difference between the estimated value of the Company’s stock of $12.16 per share, which is the average price paid in recent private sales known to the Company, and the exercise price of $10.00 per share.

(2)

Rather than a warrant, in May, 2003, Mr. Boggus was granted a nonqualified stock option having generally the same terms as the warrants issued to the organizing directors.  Mr. Boggus is not an organizing director, but was elected a director in January, 2003.

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TRANSACTIONS WITH MANAGEMENT

In the ordinary course of its banking business, the Bank has had and anticipates that it will continue to have transactions with various directors, officers, principal shareholders, and their associates.

In the opinion of management all loans and commitments to extend loans included in such transactions were made in the ordinary course of business substantially on the same terms, including interest rates and collateral, as those prevailing from time to time on comparable transactions with unaffiliated persons; are not such as are required to be classified as non- accrual, past due, restructured or creating potential problems; and do not involve more than a normal risk of collectibility or present any other unfavorable features. In management’s opinion, the amount of extensions of credit outstanding at any time from the beginning of the last fiscal year to date to a director, director nominee, executive officer or principal security holder and their associates, individually or in the aggregate, did not exceed the maximum permitted under applicable banking regulations.

STOCK OWNERSHIP OF CURRENT DIRECTORS, DIRECTOR NOMINEES,

AND DIRECTORS, DIRECTOR NOMINEES AND OFFICERS AS A GROUP

The following table sets forth the beneficial ownership of the Company’s only outstanding class of securities, common stock, $5.00 par value, held by the current directors, nominees for director, named executive officers, and directors, director nominees and executive officers as a group, as of March 1, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

John L. Lewis Director/President and C.E.O 57 Willow Oak Lane Dawsonville, GA 30534	28,867(2)	2.37%

Ronald E. Anderson Director 537 Chestatee View Drive Dawsonville, GA 30534	25,000(3)	2.07%

Jerome L. (Jerry) Blankenship Director 6520 Pembroke Place Cumming, GA 30040	58,333(4)	4.77%

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

Donald Boggus Director 281 Happy Talk Trail Jasper, GA 30143	13,333	1.11%

John F. Conway Director 433 Hightower Parkway Dawsonville, GA 30534	33,458(6)	2.76%

Scott A. Henson Director 2751 Luberon Lane Cumming, GA 30041	58,458(7)	4.78%

Douglas G. Hiser Director 285 Elm Street, Suite 101 Cumming, GA 30041	58,333(8)	4.77%

L. Carlos Rodriguez Director 5406 Hampstead Way Duluth, GA 30097	50,000(9)	4.10%

Anna B. Williams Director 176 Nix Point Road Dawsonville, GA 30534	41,667(10)	3.42%

Spencer L. Strickland Executive Vice President (Bank) 3715 High Gables East Cumming, GA 30041	8,050(11)	0.67%

Lynn H. Barron Chief Financial Officer 1020 Bethany Road Alpharetta, GA 30004	4,750(12)	0.39%

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership(1)

All Directors and Officers as a Group(13)	380,249	27.94%

__________________________

(1)

The calculation of the percentage ownership of each individual is based in each case on 1,200,000 actual outstanding shares of common stock, plus the number of shares subject to exercisable options and/or warrants held by the particular individual as if such shares are outstanding.

The calculation of the percentage ownership of the group is based upon 1,360,999 shares deemed to be outstanding.  These deemed outstanding shares include 1,200,000 shares of common stock actually outstanding, 136,666 exercisable warrants and 24,333 exercisable stock options at March 1, 2005.

(2)

Includes 700 shares owned by Mr. Lewis’ spouse, 500 shares owned by Mr. Lewis as custodian for his minor children, 6,667 exercisable warrants and 12,000 exercisable stock options.

(3)

Includes 10,000 exercisable warrants.

(4)

Includes 23,333 exercisable warrants.

(5)

Includes 10,000 shares owned by Pickland, Inc., a family corporation controlled by Mr. Boggus, and 3,333 exercisable stock options.

(6)

Includes 13,333 exercisable warrants.

(7)

Includes 23,333 exercisable warrants.

(8)

Includes 23,333 exercisable warrants.

(9)

Includes 20,000 exercisable warrants.

(10)

Includes 16,667 exercisable warrants.

(11)

Includes 5,000 exercisable stock options.

(12)

Includes 4,000 exercisable stock options.

(13)

These figures are different from the sum of the individual percentages because of rounding.

FILINGS UNDER SECTION 16(a)

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.

Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.  The Company is not aware of any beneficial owner of more than 10% of its common stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2004 fiscal year all filings applicable to its officers and directors were complied with.

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AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed the audited financial statements of the Company for 2004 with management.  We have discussed with the independent auditors, Cherry Bekaert & Holland, L.L.P. (“Cherry Bekaert”), the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented.  We have received the written disclosures and the letter from Cherry Bekaert required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and we have discussed with Cherry Bekaert its independence.  Based on the review and discussions referred to above, we recommended to the Board of Directors that the consolidated audited financial statements for the Company be included in the annual report on Form 10-KSB for 2004 for filing with the Securities and Exchange Commission.

Jerome A. (Jerry) Blankenship, Chairman

Anna Williams

Jack Conway

Don Boggus

Doug Hiser

INFORMATION REGARDING THE INDEPENDENCE

OF THE INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Aggregate fees billed to the Company for fiscal years 2004 and 2003 for professional services rendered by Cherry Bekaert for its audit of the Company’s annual financial statements and for its reviews of the financial statements included in the Company’s Form 10-QSB reports were $28,150 and $21,995, respectively.

Audit-Related Fees

There were no fees billed to the Company in fiscal year 2004 and 2003 for professional services of Cherry, Bekaert & Holland, L.L.P. for assurance and related services reasonably related to the performance of audit or review of the Company’s financial statements and not reported in the previous paragraph.

Tax Fees

Aggregate fees billed to the Company for fiscal years 2004 and 2003 for professional services of Cherry, Bekaert & Holland, L.L.P. for tax compliance and related tax services were $1,700 and $600, respectively.  The services performed were preparation of the annual federal and state tax returns of the Company

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All Other Fees

There were no fees billed to the Company in fiscal years 2004 and 2003 for services rendered by Cherry, Bekaert & Holland, L.L.P. other than the services for 2004 and 2003 described in the previous three paragraphs.

The engagement of Cherry, Bekaert & Holland, L.L.P. to render audit or non-audit services requires the approval of the Company’s audit committee.

APPROVAL OF AUDITORS

The Board of Directors has recommended that the stockholders approve the appointment of Cherry Bekaert & Holland, L.L.P., a certified public accounting firm, as independent auditors for the Company for the 2005 fiscal year.

A representative of Cherry Bekaert & Holland, L.L.P. is expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so. The representative is expected to be available to respond to appropriate questions.

The affirmative vote of the holders of the Company’s common stock constituting a majority of the total votes cast for or against this proposal at the meeting is necessary to approve Cherry Bekaert & Holland, L.L.P. as the Company’s auditors.

The Board of Directors recommends a vote “FOR” the proposal approving Cherry Bekaert & Holland, L.L.P. as the Company’s auditors for 2005.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

TO BE HELD IN 2006

Proposals of stockholders intended to be presented at the annual meeting to be held in 2006 and to be included in the Company’s proxy statement relative to that meeting must be received by the Company on or before November 25, 2005.  Notice of a stockholder’s proposal intended to be presented at the annual meeting to be held in 2006, which is not received in time for inclusion in the Company’s proxy statement, must be received by the Company on or before February 10, 2006.  Such proposals should be in writing and sent to John L. Lewis, President and CEO, Mountain Bancshares, Inc., 6602 Highway 53 East, Dawsonville, Georgia 30534.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

The Company will be pleased to make its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, available without charge to interested persons. Written requests for the report should be directed to Lynn H. Barron, Chief Financial Officer, Mountain Bancshares, Inc., 6602 Highway 53 East, Dawsonville, Georgia 30534.

March 28, 2005

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X PLEASE MARK VOTES AS IN THIS EXAMPLE			REVOCABLE PROXY MOUNTAIN BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS April 19, 2005		1.	The election as Directors of the nominees listed below, each to serve for a three-year term.	For	With-holding	For All Except

The undersigned hereby appoints Anna Williams and John Conway, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at Mountain State Bank, 6602 Highway 53 East, Dawsonville, Georgia, on April 19, 2005 at 10:00 a.m., Georgia time.  The named proxies are authorized to cast all votes to which the undersigned is entitled as follows:

			Ronald E. Anderson	_____	_____	_____
			Jerome L. (Jerry) Blankenship	_____	_____	_____
			John L. Lewis	_____	_____	_____

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________________________

		2.	The ratification of Cherry Bekaert & Holland, L.L.P. as the Company's independent auditor for the fiscal year ending December 31, 2005.	For _____	Against _____	Abstain _____

			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING		>	_____
Please be sure to sign and date this Proxy in the box below.	Date:__________________
The Board of Directors recommends a vote "FOR" each of the listed proposals.

______________________________________________ Stockholder sign above Co-holder (if any) sign above

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AS DIRECTED BY THE BOARD OF DIRECTORS AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

_____________________________________________________________________________________________

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.    Alternatively, you may vote by telephone at 1-866-213-0715, or by internet at https://www.proxyvotenow.com/mtbk, anytime prior to 3:00 a.m. April 19, 2005.   It is not necessary to return this proxy if you vote by telephone or internet.

MOUNTAIN BANCSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the President of the Company at  the Annual Meeting of the stockholder’s decision to terminate the proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  The proxy may also be revoked by sending written notice to the President of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.  The last vote received, whether by telephone, internet or mail, will be the vote counted.

The above-signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of the Annual Meeting, the proxy statement and the annual report to stockholders.

Please sign exactly as your name appears on this proxy card.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY

IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

HAS YOUR ADDRESS CHANGED?

____________________________________

____________________________________

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